UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

_________________

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)
10375 Park Meadows Drive, Suite 560, Littleton, CO (Address principal executive offices)		80124 (Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simutaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 24, 2004, Champps Entertainment, Inc. issued a press release to report its fourth quarter and year end results of fiscal year 2004. The press release is attached as Exhibit under Item 9.01 below.

         This information and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)        Exhibits

Exhibit Number           Description
99.1                                Press Release of Champps Entertainment, Inc. dated August 24, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc (Registrant)
Date: August 24, 2004	By:/s/ Frederick J. Dreibholz Name: Frederick J. Dreibholz Its: Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release of Champps Entertainment, Inc., dated August 24, 2004.